Exhibit 10.1

Execution Version

SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of December 7, 2017 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company (the “Borrower”), the Subsidiary Guarantors party hereto, FIFTH THIRD BANK, as administrative agent for the Secured Parties under the Revolving Credit Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and the Required Lenders under and as defined in the Revolving Credit Agreement (collectively, the “Required Lenders”).

RECITALS

A.    The Borrower is party to that certain Revolving Credit Agreement, dated as of January 24, 2017 and amended as of May 26, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), by and among the Borrower, the Administrative Agent, the banks, financial institutions and other entities from time to time party thereto in the capacity of lenders (the “Lenders”), and the other agents and arrangers party thereto.

B.    The Borrower has requested that the Required Lenders agree, subject to the conditions and on the terms set forth in this Amendment, to amend certain provisions of the Revolving Credit Agreement to permit the borrowing of Loans upon the occurrence of the Limited Casino Opening Date (as hereinafter defined).

C.    The Required Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent, for itself and on behalf of the Required Lenders, agree as follows:

1.    Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the meanings given in the Revolving Credit Agreement (after giving effect to this Amendment), and the rules of interpretation set forth in the Revolving Credit Agreement shall apply to this Amendment.

2.    Amendments to Revolving Credit Agreement.

(a)    Section 1.01 of the Revolving Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

“Amendment” shall mean that certain Second Amendment to Revolving Credit Agreement, dated as of December 7, 2017, and effective as of the Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties party thereto.

“Amendment Effective Date” shall mean the date the Amendment is effective in accordance with its terms.

“Limited Casino Facilities” shall mean:

(a)    a casino facility with an approximately 90,000 square foot gaming floor, with 2,000 gaming machines and 92 table games;

(b)    1,595 parking spaces in a multi-level parking structure;

(c)    a 27,000 square foot convention, banquet and event center; and

(d)    3 food and beverage outlets (inclusive of outlets constituting a food court).

“Limited Casino Opening Date,” shall mean the first date upon which each of the following has occurred (with capitalized terms hereunder having the meanings given them in the Disbursement Agreements):

(a)    all Applicable Permits required for the operation of the Casino with the Limited Casino Facilities in all material respects (including Gaming Licenses) have been issued and are in full force and effect;

(b)    (i) the Borrower has delivered an Officer’s Certificate to the Administrative Agent (with a copy to the Construction Consultant), substantially in the form of Exhibit P; and (ii) the Construction Consultant has delivered a certificate to the Administrative Agent, substantially in the form attached as Exhibit 1 to Exhibit P (such certificates, collectively, the “Limited Casino Opening Date Certificates”);

(c)    the Casino with the Limited Casino Facilities is substantially complete in all material respects in accordance with the Final Plans and Specifications;

(d)    the Casino with the Limited Casino Facilities is in a condition (including installation of furnishings, fixtures and equipment) to receive customers in the ordinary course of business;

(e)    the Casino with the Limited Casino Facilities is open to the public and is operating;

(f)    the Casino with the Limited Casino Facilities is operating in accordance with applicable law in all material respects;

(g)    a permanent or temporary certificate of occupancy with respect to each building, facility or venue comprising the Casino with the Limited Casino Facilities requiring such certificate has been issued by the appropriate Governmental Authority;

(h)    all conditions to the opening of the Casino with the Limited Casino Facilities required under the Ground Lease and Master Development Agreement shall have been satisfied; and

(i)    all conditions to the opening of the Casino with the Limited Casino Facilities required under the Gaming License Conditions shall have been satisfied.

(b)    The last sentence of Section 2.02(a) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following sentence: “The Borrower shall have the right to request Loans to be made pursuant to the terms of this Agreement at any time from and after the Amendment Effective Date, provided that the Borrower shall not have the right to expend the proceeds of any such Loans prior to the Limited Casino Opening Date.”

(c)    Section 2.04(a) of the Revolving Credit Agreement is hereby amended by deleting the phrase “Prior to the Casino Opening Date” in the last sentence of such Section and replacing the same with “Prior to the Limited Casino Opening Date”.

(d)    Exhibit A of this Amendment (Form of Borrower’s Limited Casino Opening Date Certificate) is hereby added as a new Exhibit P to the Revolving Credit Agreement.

3.    Representations and Warranties. To induce the Required Lenders to agree to this Amendment, the Borrower represents to the Lenders and the Administrative Agent that as of the date hereof, as of the Effective Date (as hereinafter defined):

(a)    the Borrower has all power and authority to enter into, execute and deliver the Amendment Documents (as defined below) and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Amendment Documents;

(b)    the execution and delivery of the Amendment Documents and the performance of the obligations of the Borrower thereunder have been duly authorized by all necessary limited liability company action on the part of the Borrower;

(c)    the execution and delivery of the Amendment Documents and the performance of the obligations of the Borrower thereunder does not and will not (i) violate (A) any provision of law, statute, rule or regulation applicable to Borrower in any material respect, (B) any Governing Document of Borrower, (C) any order of any Governmental Authority or arbitrator applicable to Borrower or (D) any Contractual Obligation of Borrower which in the case of this clause (D), could reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such Contractual Obligation or other instrument which, in the case of this clause (ii) only, could reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Borrower (other than Liens created under the Security Documents and the Term Facility Documents);

(d)    the Amendment Documents have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(e)     no event has occurred and is continuing or will result from the execution and delivery of the Amendment Documents or the performance by the Borrower of its obligations hereunder under the Revolving Credit Agreement or under the other Loan Documents or Term Facility Documents that would constitute a Default or an Event of Default;

(f)     each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents, as amended hereby, shall be true and correct in all material respects as if made on and as of the Effective Date, except for representations and warranties expressly stated to relate to a specific earlier date, or which by their context relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, however, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty, the applicable materiality qualifier set forth above shall be disregarded for purposes of this representation and warranty; and

(g)    the proceeds of Loans borrowed on or after the Amendment Effective Date shall be applied, and any Letters of Credit issued on or after the Limited Casino Opening Date shall be used, solely as permitted under Section 3.13(c) of the Term Loan Agreement and Section 3.13 of the Revolving Credit Agreement, as the case may be.

4.    No Waiver. Notwithstanding anything to the contrary set forth in this Amendment, this Amendment does not constitute a waiver of any Default or Event of Default, or waiver of compliance with, or modification or amendment of, any other term or condition under the Loan Documents or Term Facility Documents. For the avoidance of doubt, except as expressly set forth in Section 2 hereof, nothing herein shall be deemed to amend or modify any of the provisions contained in the Loan Documents or the Term Facility Documents (including but not limited to the Disbursement Agreements) pertaining to the “Casino Opening Date,” as defined in the Building Loan Disbursement Agreement.

5.    Effectiveness of this Amendment. This Amendment shall be effective only if and when all of the following conditions have been satisfied (such date, the “Effective Date”):

(a)     this Amendment is signed by the Borrower, the Administrative Agent for itself on behalf of the respective Required Lenders (and the Administrative Agent shall have received written direction by the Required Lenders under Revolving Credit Agreement to execute this Amendment on their behalf), and the Subsidiary Guarantors identified on the signature pages hereof, and Borrower and such Subsidiary Guarantors shall have delivered their fully executed signature pages hereto to the Administrative Agent;

(b)     each of the representations and warranties contained in Section 3 of this Amendment shall be true and correct in all respects and, in furtherance thereof, the Borrower shall have received all necessary approvals and/or consents from the Governmental Authorities, if any, in form and substance reasonably satisfactory to the Administrative Agent for the execution and delivery of this Amendment and the performance of the obligations of the Borrower under or in respect of this Amendment;

(c)    the Administrative Agent shall have received this Amendment and each other document required to be executed by the Borrower under this Amendment, if any (the “Amendment Documents”), each dated as of the Effective Date, in each case executed and delivered by a duly authorized officer of Borrower, in form and substance reasonably satisfactory to the Administrative Agent;

(d)    the Administrative Agent shall have received an Effective Date certificate dated as of the Effective Date and signed by a Financial Officer or other authorized officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent; and

(e)    the Lenders and the Administrative Agent shall have received all fees and expenses required to be paid hereunder, under the Revolving Credit Agreement or under any engagement or fee letter entered into by such party and the Borrower for which invoices have been presented, before the Effective Date.

Notwithstanding anything to the contrary herein, in the event that the Effective Date does not occur on or before 5:00 p.m. EST on December 7, 2017, this Amendment shall be null and void and of no further force or effect.

6.    Acknowledgements. By executing this Amendment, the Borrower and each Subsidiary Guarantor (a) acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby, (b) consents to this Amendment and the performance by the Borrower of its obligations hereunder, (c) acknowledges that, notwithstanding the execution and delivery of this Amendment, the obligations of each of the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties under each of the other Loan Documents and Term Facility Documents to which such Person is a party (including, without limitation, its respective guarantees, pledges, grants of security interests and other obligations thereunder) are not impaired or affected, and each such Loan Document continues in full force and effect, and (d) affirms and ratifies, to the extent it is a party thereto, each Loan Document and Term Facility Document with respect to all of the Obligations (as defined in each of the Revolving Credit Agreement and Term loan Agreement) as expanded or amended hereby.

7.    No Novation. The amendment of the Revolving Credit Agreement as contemplated hereby shall not be construed to (and is not intended to) novate, discharge or release the Borrower, the Equity Pledgor, the Completion Guarantor or any other Loan Party from any obligations owed to the Lenders, the Administrative Agent, the Term Loan Administrative Agent and the Lenders under and as defined in the Term Loan Agreement, the Collateral Agent, the Term Loan Collateral Agent, or the Disbursement Agents under the Revolving Credit Agreement or the Term Loan Agreement or any other Loan Documents or Term Facility Documents, which shall remain owing thereunder. In furtherance of the foregoing, this Amendment shall not extinguish the Obligations (as defined in each of the Revolving Credit Agreement and Term Loan Agreement) or under any other Loan Documents or Term Facility Documents.

8.    Consent. Upon the receipt of the signatures of each of the Required Lenders authorizing the Administrative Agent to execute this Amendment on its behalf, each Required Lender shall be deemed to have acknowledged receipt of, and consented to and approved, the amendments and modifications to the Revolving Credit Agreement set forth herein and hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment and any other Amendment Document to which it is a party.

9.    Miscellaneous. THIS AMENDMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER (TO THE EXTENT NOT OTHERWISE EXPRESSLY PROVIDED FOR THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO, HEREUNDER AND THEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF LAWS OTHER THAN THE LAW OF THE STATE OF NEW YORK). This Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this Amendment, when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Amendment. Except as amended hereby, all of the provisions of the Revolving Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Loan Agreement” or “Revolving Credit Agreement” or words of like import in any Loan Document shall mean and be a reference to the same, as applicable, as amended hereby. This Amendment shall be deemed a “Loan Document” as defined in the Revolving Credit Agreement. Sections 9.11 and 9.15 of the Revolving Credit Agreement shall apply to this

Amendment and all past and future amendments to the Revolving Credit Agreement and the other Loan Documents as if expressly set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their officers or partners thereunto duly authorized as of the day and year first above written.

MONTREIGN OPERATING COMPANY, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	Chief Executive Officer

[Signature Page to Amendment to Revolving Credit Agreement]

FIFTH THIRD BANK,

as Administrative Agent and on behalf of the Required Lenders under the Revolving Credit Agreement

By:	/s/ Knight D. Kieffer
Name:	Knight D. Kieffer
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment to Revolving Credit Agreement]

Accepted and Agreed:

EMPIRE RESORTS REAL ESTATE I, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	Chief Executive Officer

EMPIRE RESORTS REAL ESTATE II, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	Chief Executive Officer

[Signature Page to Amendment to Revolving Credit Agreement]

EXHIBIT A

[TO BE INSERTED AS “EXHIBIT P” TO REVOLVING CREDIT AGREEMENT]

Form of Borrower’s Limited Casino Opening Date Certificate

[                ], 2018

Credit Suisse AG, Cayman Islands Branch,

as Administrative Agent under the Term Loan Agreement

Eleven Madison Avenue

New York, New York 10010

Facsimile:	(212) 322-2291
Telephone:	(212) 325-2000
Attention:	Sean Portrait – Agency Manager
Email:	agency.loanops@credit-suisse.com

Fifth Third Bank,

as Administrative Agent under the Revolving Credit Agreement

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Telephone:	(513) 534-4224
Attention:	Loan Syndications/Judy Huls
Email:	judy.huls@53.com

CBRE, Inc., d/b/a

Inspection & Valuation International

as Construction Consultant

55 West Red Oak Lane

White Plains, New York 10604

Facsimile: (914) 694-4007

Telephone: (914) 694-1900

Attention: Paul DeMicco

Credit Suisse AG, Cayman Islands Branch,

as Disbursement Agent under the Disbursement Agreements

Eleven Madison Avenue

New York, New York 10010

Attention: Sean Portrait – Agency Manager, Shawan Fox
Facsimile: (212) 322-2291

Email: agency.loanops@credit-suisse.com

shawan.fox@credit-suisse.com

EXHIBIT P-1-1

Re:	Revolving Credit Agreement dated as of January 24, 2017 and amended as of May 26, 2017 and , 2017 (as the same may have been further amended, supplemented, restated or otherwise modified, the “Revolving Credit Agreement”) of Montreign Operating Company, LLC (the “Borrower”).

Borrower’s Limited Casino Opening Date Certificate dated as of [                ], 2018.

Ladies and Gentlemen:

This Limited Casino Opening Date Certificate is delivered to you pursuant to the Revolving Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Disbursement Agreements (as defined in the Revolving Credit Agreement).

The Borrower hereby represents, warrants and certifies that the Limited Casino Opening Date has occurred and as follows:

(a)    All Applicable Permits required for the operation of the Casino with the Limited Casino Facilities in all material respects (including Gaming Licenses) have been issued and are in full force and effect;

(b)    The Casino with the Limited Casino Facilities is substantially complete in all material respects in accordance with the Final Plans and Specifications;

(c)    The Casino with the Limited Casino Facilities is in a condition (including installation of furnishings, fixtures and equipment) to receive customers in the ordinary course of business;

(d)    The Casino with the Limited Casino Facilities is open to the public and operating;

(e)    The Casino with the Limited Casino Facilities is operating in accordance with applicable law in all material respects;

(f)    A permanent or temporary certificate of occupancy with respect to each building, facility or venue comprising the Casino with the Limited Casino Facilities requiring such certificate has been issued by the appropriate Governmental Authorities;

(g)    All conditions to the opening of the Casino with the Limited Casino Facilities required under the Ground Lease and Master Development Agreement, have been satisfied; and

(h)    All conditions to the opening of the Casino with the Limited Casino Facilities required under the Gaming License Conditions have been satisfied.

Attached hereto as Exhibit 1 is the signed Construction Consultant’s Certificate.

The Disbursement Agent under the Disbursement Agreements, the Administrative Agent, the Term Loan Administrative Agent, the Collateral Agent, the Secured Parties and the Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications; provided that no other third party is entitled to rely on this certificate.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Borrower’s Limited Casino Opening Date Certificate as of this [    ] day of [            ], 2018.

MONTREIGN OPERATING COMPANY, LLC

By:
Name:
Title:

EXHIBIT 1

to Borrower’s Limited Casino Opening Date Certificate

Certificate of Construction Consultant

Montreign Operating Company, LLC

204 Route 17B

Monticello, NY 12701

Attention: Chief Executive Officer

Facsimile: (845) 807-0000

Telephone: (845) 807-0001

Copies to:

Credit Suisse AG, Cayman Islands Branch,

as Disbursement Agent under the Disbursement Agreements

Eleven Madison Avenue

New York, New York 10010

Attention: Sean Portrait – Agency Manager, Shawan Fox

Facsimile: (212) 322-2291

Email: agency.loanops@credit-suisse.com

shawan.fox@credit-suisse.com

Credit Suisse AG, Cayman Islands Branch,

as Administrative Agent under the Term Loan Agreement

Eleven Madison Avenue

New York, New York 10010

Facsimile:	(212) 322-2291
Telephone:	(212) 325-2000
Attention:	Sean Portrait – Agency Manager
Email:	agency.loanops@credit-suisse.com

Fifth Third Bank,

as Administrative Agent under the Revolving Credit Agreement

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Telephone:	(513) 534-4224
Attention:	Loan Syndications/Judy Huls
Email:	judy.huls@53.com

Re:	Borrower’s Limited Casino Opening Date Certificate dated as of [ ], 2018.

Ladies and Gentlemen:

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Disbursement Agreements (as defined in that certain Revolving Credit Agreement dated as of January 24, 2017 and amended as of May 26, 2017 and             , 2017 (as the same may have been further amended, supplemented, restated or otherwise modified, the “Revolving Credit Agreement”) of Montreign Operating Company, LLC (the “Borrower”).

CBRE, Inc., d/b/a Inspection & Valuation International (the “Construction Consultant”) hereby certifies to each of you as follows:

(a)    The Construction Consultant hereby confirms, to the best of its knowledge after due inquiry and investigation, that the following are accurate:

(i)    The Casino with the Limited Casino Facilities is substantially complete in all material respects in accordance with the Final Plans and Specifications;

(ii)    The Casino with the Limited Casino Facilities is in a condition (including installation of furnishings, fixtures and equipment) to receive customers in the ordinary course of business;

(iii)    All Applicable Permits with respect to the operation of the Casino with the Limited Casino Facilities in all material respects have been issued and are in full force and effect; and

(iv)    A permanent or temporary certificate of occupancy with respect to each building, facility or venue comprising the Casino with the Limited Casino Facilities requiring such certificate has been issued by the appropriate Governmental Authorities.

(b)    The Construction Consultant last visited the Project on [            ].

The Disbursement Agent under the Disbursement Agreements, the Administrative Agent, the Term Loan Administrative Agent, the Secured Parties and the Collateral Agent are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Consultant as of this [    ] day of [            ], 2018.

CBRE, INC., A DELAWARE CORPORATION, D/B/A INSPECTION & VALUATION INTERNATIONAL

By:
Name:
Title